UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2025
TPG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

AG Mortgage Investment Trust, Inc.
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)
9.500% Senior Notes due 2029	MITN	New York Stock Exchange	(NYSE)
9.500% Senior Notes due 2029	MITP	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2025, AG Mortgage Investment Trust, Inc. (the "Company") filed Articles of Amendment to the Company’s charter (the "Amendment") with the Maryland State Department of Assessments and Taxation to change the Company’s name from "AG Mortgage Investment Trust, Inc." to "TPG Mortgage Investment Trust, Inc.", effective as of 12:01 a.m., Eastern Time, on December 16, 2025. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on December 15, 2025, solely to reflect the change to the Company’s name, the Company’s board of directors approved and adopted an amendment and restatement of the Company’s bylaws (the "Amended and Restated Bylaws"), to be effective concurrently with the effectiveness of the Amendment. All of the other provisions of the Company's bylaws shall remain in full force and effect. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Company’s shares of common stock will continue trading under the ticker symbol "MITT" on the New York Stock Exchange (the "NYSE") and the name change will take effect with the NYSE on December 26, 2025. In addition, the Company’s outstanding series of preferred stock and senior notes will continue trading under their respective ticker symbols "MITT PrA", "MITT PrB", "MITT PrC", "MITN", and "MITP" on the NYSE.

Item 7.01 Regulation FD Disclosure

On December 16, 2025, the Company issued a press release announcing its name change and an updated web address. The press release also announced that the Company’s board of directors declared a dividend of $0.23 per share of the Company’s common stock for the fourth quarter 2025. The dividend is payable on January 30, 2026 to shareholders of record at the close of business on December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment of the Company, effective as of December 16, 2025
3.2	Amended and Restated Bylaws of the Company, effective as of December 16, 2025
99.1	Press release, dated as of December 16, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2025	TPG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Name: Jenny B. Neslin
Title: General Counsel and Secretary